UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA		92649
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 4, 2013, Quiksilver, Inc. (the “Company”) posted to its corporate website, www.quiksilverinc.com, a Company Overview providing information regarding the Company’s previously announced multi-year profit improvement plan. The Company Overview is attached hereto as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Quiksilver, Inc. Company Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2013	Quiksilver, Inc. (Registrant)

	By:	/s/ Richard Shields
Richard Shields
Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Quiksilver, Inc. Company Overview